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                                                                EXHIBIT 10.10

                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of December 28, 1995 (the "Amendment"), is by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation (the "LENDER"), and SILVERLEAF VACATION CLUB, INC., a Texas corporation (the "BORROWER"), formerly known as ASCENSION CAPITAL CORPORATION (the "GUARANTOR"), successor to ASCENSION RESORTS, LTD., a Texas limited partnership (the "ORIGINAL BORROWER"), by merger of EQUAL INVESTMENT COMPANY, a Texas corporation, ASCENSION RESORTS, LTD. and ASCENSION CAPITAL CORPORATION.


                                  W I T N E S S E T H:

        WHEREAS, Lender, Original Borrower and Guarantor are parties to that certain Loan and Security Agreement dated as of August 15, 1995 (the "LOAN AND SECURITY AGREEMENT"), pursuant to which the Original Borrower executed its Secured Promissory Note in favor of the Lender in the amount of $5,000,000.00, as amended to date (the "NOTE");

        WHEREAS, on December 28, 1995 Ascension Resorts, Ltd. was merged into Ascension Capital Corporation, a Texas corporation ("ASCENSION"), and Ascension was thereafter renamed Silverleaf Vacation Club, Inc. ("SILVERLEAF"); and

        WHEREAS, Borrower has requested Lender to approve the merger of Ascension Resorts, Ltd. into Ascension Capital Corporation and to agree to an amendment of the Loan and Security Agreement to reflect the above-mentioned merger and name change; and

        WHEREAS, Lender, Borrower and Guarantor desire to amend the Loan and Security Agreement in order to so provide;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan and Security Agreement.

        2. The Loan and Security Agreement is hereby amended by changing all references to the Borrower therein from Ascension Resorts, Ltd., a Texas limited partnership, to Silverleaf Vacation Club, Inc., a Texas corporation.
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        3.  The Loan and Security Agreement is hereby amended by changing all references to the Guarantor therein from Ascension Capital Corporation, a Texas corporation, to Silverleaf Vacation Club, Inc., a Texas corporation.

        4. In order to satisfy the requirements of Section 6.6 of the Loan and Security Agreement, Lender hereby approves the merger of Ascension Resorts, Ltd. into Ascension Capital Corporation.

        5. Borrower agrees to execute and deliver to Lender any and all additional documentation as Lender may now or hereafter require in order to effectuate the terms and conditions of this Amendment.

        6. Except as herein expressly amended, the Loan and Security Agreement is hereby ratified and affirmed in all respects.

        7. This First Amendment to General Loan and Security Agreement shall be effective as of December 28, 1995.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to General Loan and Security Agreement to be executed on its behalf as of the day and year first written above.

Witnessed By:

                                        TEXTRON FINANCIAL CORPORATION

  /s/ ALICE A. MARINO
------------------------                By  /s/ RICHARD H. MITTERLING
                                          --------------------------------
                                                Richard H. Mitterling
 /s/ [ILLEGIBLE]                        Its:    Vice President
------------------------


                                        SILVERLEAF VACATION CLUB, INC.
 /s/ GEORGE R. BEDELL
------------------------
                                        By  /s/ ROBERT E. MEAD
                                          --------------------------------
 /s/ SANDRA CEARLEY                     Its:    Chief Executive Officer
------------------------



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STATE OF CONNECTICUT    )
                        )  ss: East Hartford
COUNTY OF HARTFORD      )

        At East Hartford in said County and State on this 12th day of January, 1996, personally appeared Richard H. Mitterling, duly authorized Vice President of Textron Financial Corporation, and he acknowledged the foregoing instrument by him signed and sealed to be his free act and deed and the free act and deed of Textron Financial Corporation.

        Before me:  /s/ JENNIFER L. SAUER
                   ------------------------------------
                   Notary Public in and for said State
                   My Commission Expires: 8/31/99
                   Commissioner of the Superior Court


                               JENNIFER L. SAUER
                                 NOTARY PUBLIC
                      MY COMMISSION EXPIRES AUG. 31, 1999



STATE OF TEXAS          )
                        )   ss:
COUNTY OF DALLAS        )


        At Dallas in said County and State on this 16th day of January, 1996, personally appeared Robert E. Mead, duly authorized officer of SILVERLEAF VACATION CLUB, INC., and he/she acknowledged the foregoing instrument by him/her signed and sealed to be his/her free act and deed and the free act and deed of Silverleaf Vacation Club, Inc., a Texas corporation, on behalf of the corporation.


        Before me:  /s/ SANDRA CEARLEY
                   ------------------------------------
                   Notary Public in and for said State
                   My Commission Expires:
                                         --------------


                                 SANDRA CEARLEY
                                 NOTARY PUBLIC
                      [SEAL]     STATE OF TEXAS
                              COMM. EXP. 08/14/99




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